UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 1, 2007

Mac-Gray Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13495	04-3361982
(Commission File Number)	(IRS Employer Identification No.)

404 Wyman Street, Suite 400
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 487-7600
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2007, the annual base salary of Stewart G. MacDonald, Jr., Chairman of the Board and Chief Executive Officer of Mac-Gray Corporation (the “Company”), was increased from $405,000 to $455,000.  Also effective January 1, 2007, the annual base salary of Michael J. Shea, the Executive Vice President, Chief Financial Officer and Treasurer of the Company, was increased from $261,600 to $310,000.  The foregoing annual base salary increases were approved by the Company’s Board of Directors and Compensation Committee in accordance with the Company’s charter and bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAC-GRAY CORPORATION

Date: January 5, 2007	By:	/s/ Michael J. Shea
		Name:	Michael J. Shea
		Title:	Executive Vice President and Chief Financial Officer